U.S. AND OVERSEAS FUND
Investing Worldwide
for the Highest Possible
Total Return

Annual Report
December 31, 1998

11 Hanover Square, New York, NY 10005
1-888-503-FUND for Investment Information
1-888-503-VOICE for Shareholder Services

www.mutualfunds.net

                                                               February 10, 1999
Fellow Shareholders:

            It is a pleasure to welcome our shareholders who have opened a new account during the year, in many cases taking advantage of our Investor Service Center No-Fee Traditional, Roth and Education IRA.

Review and Outlook

            International financial markets experienced chaotic and disorderly conditions during the second half of the year. A variety of events contributed to the instability in financial markets. The devaluation of the Russian ruble and the Russian government's de facto default on its debt was a critical event. Dramatic losses were incurred by a variety of market participants, including banks and securities dealers, which threatened the liquidity and functioning of financial markets. Losses at one large highly leveraged hedge fund required intervention by the Federal Reserve to organize a private restructuring of the fund.

            This period also witnessed an abrupt collapse in equity prices, which was undoubtedly a concern for the Federal Reserve. In response, the Federal Reserve pre-emptively lowered its Federal Funds rate target by 0.25% at two regularly scheduled fall meetings, and by an additional 0.25% in an unusual inter-meeting adjustment. Also, the negative "wealth effect" associated with sharp declines in personal net worth could be expected to reduce consumer spending, which accounts for two-thirds of economic growth. The injection of liquidity by the Federal Reserve and central bankers throughout the developed world restored financial market stability and caused a significant decline in U.S. interest rates. Since late autumn, as financial markets have become more orderly, and the domestic economy has continued to expand, interest rates have risen moderately.

            Other events overseas play an increasingly important role in influencing global markets. The advent of the Euro as a reserve currency, and the economic unification of much of the continent should be positive for growth, even as many countries struggle to offset declines in manufactured exports to less developed countries. Economic performance has been mixed in Asia, with South Korean markets recovering while the Japanese economy remains mired. The ultimate impact of Brazil's loss of reserves and devaluation is uncertain, but it will undoubtedly retard growth throughout the Americas in 1999. Finally, no one can accurately project the impact and problems related to computer readiness for the year 2000.

            While we continue to favor dollar denominated investments, with almost half the Fund's portfolio in U.S. securities at year-end, we believe that a further increase in the U.S. trade deficit will lead to dollar weakness in 1999, and look to adjust our holdings accordingly. Given these and the other conditions described above, the Fund's strategy was to remain invested in common stocks using a discipline approach, while also employing futures depending on market conditions. Generally, the Fund attempts to identify steadily growing companies with reasonable valuations, and to hold their equity securities for long term appreciation and/or income. We avoid companies that lack solid rates of growth in revenues, net income, earnings per share, and shareholders' equity. Yet, even if a company does meet our growth criteria, it must also have a reasonable valuation in terms of price/earnings, price/sales, price/cash flow, and similar ratios. While the Fund's total return for 1998 was +1.18%, it had a strong finish to the year with a total return gain of +18.99% for the fourth quarter, which we will be seeking to build on in 1999.

            At this point in time, we do not anticipate a change in Federal Reserve Policy. Should imbalances re-emerge in global financial markets, we have every confidence that the Federal Reserve and central bankers in developed countries will act decisively to contain the damage.

            The Fund will continue to invest based on its consistent discipline in a global portfolio of companies with steadily growing earnings, with the goal of maximizing total return for shareholders.
A Convenient Way to Grow your Account

            In terms of seeking to achieve your long range financial goals, we especially favor building your account on a regular basis, which can be done safely, automatically and conveniently through the Investor Service Center Bank Transfer Plan, the Investor Service Center Salary Investing Plan, and/or the Investor Service Center Government Direct Deposit Plan. For information on any of these free services simply give us a call and we will help you get started.

            If you have any questions or would like information on any of the Investor Service Center Funds, the Investor Service Center No-Fee Traditional, Roth or Education IRA, we would be very pleased to hear from you. Just call 1-888-503-FUND (3863), and an Investor Service Representative will be glad to assist you, as always, without any obligation on your part.

                                   Sincerely,


          Robert D. Anderson                                Thomas B. Winmill
          Vice Chairman                                     President

Mutual Funds
            Dollar Reserves

            A high quality money market fund investing in U.S. Government securities. Income is generally free from state income and intangible personal property taxes. Free, unlimited check writing with only a $250 minimum per check.

            Gold Investors

            Seeks long term capital appreciation in investments with the potential to provide a hedge against inflation and preserve the purchasing power of the dollar.

            Special Equities Fund

            Invests aggressively for maximum capital appreciation.

            U.S. and Overseas Fund

            Invests worldwide for the highest possible total return.

Closed-end investment companies

            Global Income Fund (symbol: GIF)

            Investing for a high level of income from a global portfolio of primarily investment grade fixed income securities.

            Tuxis Corporation (symbol: TUX)

            Investing for an attractive level of long term return on an after tax basis, with at least 50% of total assets in municipal securities and the balance in selected growth stocks.

            U.S. Government Securities Fund (symbol: BXL)

            Invests for a high level of current income, liquidity, safety of principal by investing primarily in U.S. Government securities, and may invest up to 35% of its total assets in common stocks and other equity securities.

Call  toll-free  1-888-503-FUND  (3863)  or  visit   www.mutualfunds.net  for  a
prospectus containing more complete information, including charges and expenses. Please read it carefully before you invest or send money.

Total Return Performance. For periods ended 12/31/98, Bull & Bear U.S. and Overseas Fund's total return for one year was 1.18%, average annual total return for the past five years was 4.12%, and for the past ten years was 6.94%. Past performance does not guarantee future results. Investment return will fluctuate, so shares when redeemed may be worth more or less than their cost. Dollar cost averaging does not assure a profit or protect against loss in a declining market, and investors should consider their ability to make purchases when prices are low.

 BULL & BEAR U.S. AND OVERSEAS FUND
Schedule of Portfolio Investments - December 31, 1998

Shares                                                            Market Value
                COMMON STOCKS (93.9%)
                Brazil (1.0%)
  1,920         Oce N.V. ADR                                       $    68,160

                Canada (10.7%)
  2,100         Bank of Montreal                                        84,262
 15,000         Counsel Corporation*                                   118,125
  2,900         Enbridge Inc.                                          133,219
 11,900         International Comfort Products Corp*.                   95,200
  3,070         Quebecor Printing Inc.                                  66,581
  5,000         Royal Bank of Canada                                   249,375
                                                                       746,762
                Colombia (.8%)
  2,900         Banco Ganadero S.A. ADR                                 58,544

                France (6.9%)
  4,500         Axa-UAP ADR                                            325,125
  3,200         Total S.A. ADR                                         159,200
                                                                       484,325
                Hong Kong (1.0%)
  5,760         Nam Tai Electronics, Inc.                               66,600

                Ireland (6.3%)
  2,000         Allied Irish Banks plc ADR                              20,750
  2,400         CRH plc ADR                                            216,000
                                                                       436,750
                Italy (2.6%)
  1,700         ENI S.p.A. ADR                                         115,175
  3,900         Fiat S.p.A. ADR                                         68,738
                                                                       183,913
                Japan (2.2%)
  3,350         Canon, Inc. ADR                                         72,025
  1,190         Honda Motor Co., Ltd. ADR                               79,432
                                                                       151,457
                Netherlands (7.4%)
  2,080         Akzo Nobel N.V. ADR                                     92,820
  6,564         Koninklijke Ahold N.V. ADR                             242,868
  1,200         Velcro Industries N.V.                                 178,800
                                                                       514,488
                Portugal (1.1%)
  2,600         Banco Comercial Portugues, S.A. ADR                     78,975

                South Korea (1.0%)
  4,480         Korea Electric Power Corp. ADR                          70,280

                United Kingdom (5.9%)
 14,200         Cronos Group*                                      $    90,525
  5,000         Tomkins plc ADR                                        100,000
  3,600         WPP Group plc ADR                                      222,300
                                                                       412,825
                United States (46.7%)
  3,260         Benchmark Electronics, Inc.*.                          119,397
  5,700         Chase Corp.                                             74,812
  2,600         CTS Corp.                                              113,100
  4,650         Engineered Support Systems, Inc.                        69,169
  3,590         Essef Corp.*                                            69,781
  5,300         Expeditors International of Washington, Inc            222,600
  3,640         Express Scripts, Inc. Class A*                         244,335
 12,600         Gencor Industries, Inc.                                116,550
  3,480         Genlyte Group Inc.*                                     65,250
 15,000         Goody's Family Clothing, Inc.*                         150,469
  1,520         Ingram Micro Inc.*                                      53,010
 12,220         Interface, Inc.                                        113,417
  3,200         Jabil Circuit, Inc.*                                   238,800
  8,400         Mail-Well, Inc.*                                        96,075
  2,870         Miami Computer Supply Corp.*                            70,853
  5,530         Tarrant Apparel Group *                                219,126
  2,100         Teleflex Inc.                                           95,812
  4,400         Tower Automotive, Inc.*                                109,725
  9,600         Trans World Entertainment Corp.*                       183,000
  2,500         United Technologies Corp.                              271,875
  1,740         Universal Health Services, Inc. Class B                 90,263
  7,513         Virco Manufacturing Corp.                              138,051
  2,780         Wal-Mart Stores, Inc.                                  226,396
  4,500         Westaff Inc.*                                           28,125
  3,750         Wynn's International, Inc.                              82,969
                                                                     3,262,960

  Total Common Stocks (cost: $5,868,852)                             6,536,039

             Closed-End Funds (5.7%)
   10,000    European Warrant Fund Inc.                                  171,875
   10,800    INVESCO Global Health Sciences Fund                         226,898

             Total Closed-End funds (cost: $362,542)                     398,773
Par Value
             Short Term Investments (.4%)

 $ 30,000    U.S. Treasury Bill, due 1/21/99 (cost: $29,924) (1)          29,924

             Total Investments (cost: $6,261,318) (100.0%)            $6,964,736

*   Indicates non-income producing security.
(1) Pledged as collateral for open futures contract at December 31, 1998.


See accompanying notes to financial statements.


STATEMENT OF ASSETS AND LIABILITIES
December 31, 1998

ASSETS:
  Investments at market value
              (cost: $6,261,318) (note 1) ..........................$6,964,736
  Cash .............................................................   403,529
  Dividend receivable ..............................................     7,538
  Variation margin receivable ......................................     1,700
  Other assets .....................................................     1,042
    Total assets ................................................... 7,378,545

LIABILITIES:
  Accrued expenses .................................................    31,298
  Accrued management and distribution fees .........................     7,367
    Total liabilities ..............................................    38,665

NET ASSETS: (applicable to 1,024,356
            outstanding shares: 250,000,000 shares
                        of $.01 par value authorized) ..............$7,339,880
NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER SHARE
  ($7,339,880 / 1,024,356) .........................................     $7.17

At December 31, 1998, net assets consisted of:
  Paid-in capital ..................................................$6,586,598
  Accumulated net realized gain on investments .....................    28,142
  Net unrealized appreciation on investments,
      foreign currencies and futures ...............................   725,140
                                                                    $7,339,880

STATEMENT OF OPERATIONS
Year Ended December 31, 1998


INVESTMENT INCOME:
  Dividends (net of foreign taxes of $12,603) ......................  $132,873
  Interest .........................................................    21,737
      Total investment income ......................................   154,610

EXPENSES:
  Distribution (note 3) ............................................    79,269
  Investment management (note 3) ...................................    79,269
  Professional .....................................................    27,536
  Transfer agent ...................................................    25,391
  Registration (note 3) ............................................    18,209
  Shareholder administration (note 3) ..............................    10,478
  Custodian ........................................................    10,404
  Directors ........................................................     2,479
  Printing .........................................................     1,947
  Interest (note 5) ................................................     1,677
  Other ............................................................     7,193
      Net expenses .................................................   263,852
      Net investment loss .......................................... (109,242)

REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS,
  FOREIGN CURRENCIES AND FUTURES:
  Net realized gain from security transactions .....................    91,573
  Net realized gain from futures transactions ......................   168,206
  Unrealized depreciation of investments
        and futures during the period ..............................  (38,013)
      Net realized and unrealized gain on investments,
        foreign currencies and futures .............................   221,766
      Net increase in net assets resulting from operations .........  $112,524

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,
                                                            1998           1997
OPERATIONS:
Net investment loss .....................................($109,242)    ($55,218)
  Net realized gain from futures transactions ...........  168,206           16
  Net realized gain from security transactions ..........   91,573       953,347
  Unrealized depreciation of investments and
        futures during the period .......................  (38,013)    (414,081)
      Net increase in net assets resulting
        from operations .................................  112,524       484,064
DISTRIBUTIONS TO SHAREHOLDERS:
  Distribution from net realized gains ($0.26 and $0.97
        per share, respectively) ........................ (253,359)  (1,011,463)
CAPITAL SHARE TRANSACTIONS:
  Decrease in net assets resulting from capital share
        transactions (a) ...............................  (964,930)    (863,088)
      Total decrease in net assets .................... (1,105,765)  (1,390,487)
NET ASSETS:
  Beginning of period .................................  8,445,645     9,836,132
  End of period ....................................... $7,339,880    $8,445,645


(a)         Transactions in capital shares were as follows:

                                          1998                   1998                    1997                    1997
                                        Shares                  Value                   Shares                  Value
Shares sold ..........................  33,554                $257,379                  60,250                $499,924
Shares issued in reinvestment
    of distributions .................  33,361                 228,517                 123,585                 885,948
Shares redeemed ......................(191,752)             (1,450,826)               (277,795)             (2,248,960)
           Net decrease ..............(124,837)             ($964,930)                 (93,960)              ($863,088)

                          Notes to Financial Statements

(1) The Fund is a non-diversified series of common stock of Bull & Bear Funds I, Inc. (the "Company"), a Maryland corporation registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek to obtain the highest possible total return on its assets from long term growth of capital and from income principally through a portfolio of securities of U.S. and overseas issuers. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. With respect to security valuation, investments in securities traded on a national securities exchange, unless over-the-counter quotations for such securities are believed to more closely reflect their fair value, and securities traded on the Nasdaq National Market System ("NMS") are valued at the last reported sales price on the day the valuations are made. Such securities that are not traded on a particular day, securities traded in the over-the-counter market that are not on NMS, and foreign securities are valued at the mean between the current bid and asked prices. Securities of foreign issuers denominated in foreign currencies are translated into U.S. dollars at prevailing exchange rates. Futures contracts are marked to market daily and the variation margin is recorded as an unrealized gain or loss. When a contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. Forward contracts are marked to market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When a contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts. Debt obligations with remaining maturities of 60 days or less are valued at cost adjusted for amortization of premiums and accretion of discounts. Premiums and discounts are amortized in accordance with income tax regulations. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed). Dividend income and distributions to shareholders are recorded on the ex-dividend date and interest income is recorded on the accrual basis. In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period.
Actual results could differ from those estimates.

(2) The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all its taxable investment income and net capital gains, if any, after utilization of any capital loss carryforward, to its shareholders and therefore no Federal income tax provision is required. Based on Federal income tax cost of $6,261,318, gross unrealized appreciation and gross unrealized depreciation were $1,343,974 and $640,556 at December 31, 1998. Distributions paid to shareholders during the year ended December 31, 1998 differ from net realized gains from security transactions as determined for financial reporting purposes principally as a result of the utilization of net operating losses to offset short-term capital gains.

(3) The Fund retains Bull & Bear Advisers, Inc. as its Investment Manager. Under the terms of the Investment Management Agreement, the Investment Manager receives a management fee, payable monthly, based on the average daily net assets of the Fund at the annual rate of 1% on the first $10 million, 7/8 of 1% from $10 million to $30 million, 3/4 of 1% from $30 million to $150 million, 5/8 of 1% from $150 million to $500 million, and 1/2 of 1% over $500 million. The Investment Manager has agreed to waive all or part of its fee or reimburse the Fund monthly if and to the extent the aggregate operating expenses of the Fund exceed the most restrictive limit imposed by any state in which shares of the Fund are qualified for sale, although currently the Fund is not subject to any such limits. Certain officers and directors of the Fund are officers and directors of the Investment Manager and Investor Service Center, Inc., the Fund's Distributor. For the year ended December 31, 1998, the Fund paid $8,393 to Bull & Bear Securities, Inc., an affiliate of the Investment Manager, as commissions for brokerage services. The Fund reimbursed the Investment Manager $3,838 for providing certain administrative and accounting services at cost during the year ended December 31, 1998.

The Fund has adopted a plan of distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "Plan"). Pursuant to the Plan, the Fund pays the Distributor a distribution fee in an amount of three-quarters of one percent per annum of the Fund's average daily net assets and a service fee in an amount of one-quarter of one percent per annum of the Fund's average daily net assets. The fee for service activities is intended to cover personal services provided to shareholders in the Fund and the maintenance of shareholder accounts. The fee for distribution activities is to cover all other activities and expenses primarily intended to result in the sale of the Fund's shares. Investor Service Center also received $10,478 for shareholder administration services supplied to the Fund at cost for the year ended December 31, 1998.

(4) Purchases and sales of securities other than short term notes aggregated $5,366,295 and $6,772,269 respectively, for the year ended December 31, 1998.

(5) The Fund has a committed bank line of credit. At December 31, 1998, there was no balance outstanding and the interest rate was equal to the Federal Reserve Funds Rate plus 1.00 percentage point. For the year ended December 31, 1998, the weighted average interest rate was 6.32% based on the balances outstanding during the period and the weighted average amount outstanding was $11,858.

(6) At December 31, 1998, the Fund had the following open futures contracts:

                                                                     Unrealized
Contracts            Futures                         Value          Appreciation
   2       S&P 500 Futures, expire March 1999      $622,750            $21,750


                                                                     1998         1997          1996          1995         1994
PER SHARE
DATA*
Net asset value at beginning of period ............................ $7.35        $7.91         $8.36         $7.08        $8.71
Income from investment operations:
 Net investment loss ..............................................  (0.1)       (0.05)        (0.24)        (0.23)       (0.13)
 Net realized and unrealized gain (loss) on
              investments .........................................  0.18         0.46          0.68             2        (1.01)
       Total from investment operations ...........................  0.08         0.41          0.44          1.77        (1.14)
Less distributions:
 Distributions from net realized gains on investments ............. (0.26)       (0.97)        (0.89)        (0.49)       (0.49)
Net asset value at end of period .................................. $7.17        $7.35         $7.91         $8.36        $7.08
TOTAL RETURN ...................................................... 1.18%        5.64%         5.34%        25.11%       (13.12)
RATIOS/SUPPLEMENTAL DATA
Net assets at end of period (000's omitted) .......................$7,340       $8,446        $9,836        $9,808       $8,454
Ratio of expenses to average net assets (a) (b) ................... 3.33%        3.28%         3.20%         3.55%        3.53%
Ratio of net investment loss to average net assets (c) ............(1.38%)      (0.63%)       (2.74%)       (2.85%)      (1.65%)
Portfolio turnover rate ...........................................   69%         205%          255%           214         212%

* Per share net investment loss and net realized and unrealized gain (loss) on investments have been computed using the average number of shares outstanding. These computations had no effect on net asset value per share.
(a) Ratio prior to reimbursement by the Investment Manager was 3.84% and 3.59% for the years ended December 31, 1995 and 1994, respectively.
(b) Ratio after the custodian fee credits was 3.22% and 3.49% for 1997 and 1995, respectively. Prior to 1995, such reductions were reflected in the expense ratios. There were no custodian fee credits for 1998 and 1996. (c) Ratio prior to reimbursement by the Investment Manager was (3.14)% and (1.71)% for the years ended December 31, 1995 and 1994, respectively.

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

The Board of Directors and Shareholders of Bull & Bear U.S. and Overseas Fund, a series of Bull & Bear Funds I, Inc.:

    We have audited the accompanying statement of assets and liabilities of Bull & Bear U.S. and Overseas Fund, including the schedule of portfolio investments as of December 31, 1998, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Bull & Bear U.S. and Overseas Fund as of December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

                              TAIT, WELLER & BAKER
Philadelphia, Pennsylvania
January 15, 1999

Total Return Performance Graphs

Bull & Bear U.S. and Overseas Fund ("Fund")

Morgan Stanley Capital International World Index ("MSCI")

Morningstar's World Stock Fund Average ("MSFA")

MSCI is unmanaged and fully invested in common stocks. MSFA is an equally weighted average of 25 world equity mutual funds. The Fund may invest in any type of U.S. or foreign securities, including Eurodollar securities, and engage in options, futures and forward currency transactions. The Performance Graphs cover January 1, 1989 to December 31, 1998, and reflect reinvestment of dividends and distributions. Past performance is not predictive of future performance.

Growth of $10,000 invested 1/1/89 through 12/31/98

                              [Graph omitted]

Final                  Total                   Average
                       Value                   Return              Annual Return
Fund                   $19,555                 95.55%                  6.94%
MSCI                   27,533                  175.33                  10.66
MSFA                   29,520                  195.20                  11.43


U.S. AND
OVERSEAS
FUND

For Fund prospectuses and other
investment information, call toll-free

1-888-503-FUND
1-888-503-3863

For shareholder services by
Investor Access, call toll-free

1-888-503-VOICE
1-888-503-8642


Or, access the Fund on the web at

www.mutualfunds.net